Exhibit 10.30

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

WELLS FARGO BANK, NATIONAL

ASSOCIATION

Real Estate Group (AU #02955)

2030 Main Street, Suite 800

Irvine, CA 92614

Attn: Jeri Gehrer

Loan No. 1002835

Parcel ID Number 1806070050

FIRST MODIFICATION OF DEED TO SECURE DEBT, ASSIGNMENT OF LEASES AND RENTS AND

SECURITY AGREEMENT

THIS FIRST MODIFICATION OF DEED TO SECURE DEBT, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (“Modification”) is entered into this 27th day January, 2011, by KBSII HARTMAN BUSINESS CENTER, LLC, a Delaware limited liability company (“Grantor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for itself and certain additional lenders (“Grantee”).

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NOTE TO TAX COMMISSIONER AND CLERK OF SUPERIOR COURT: THIS INSTRUMENT IS ONE OF SEVERAL INSTRUMENTS BEING GIVEN TO SECURE AN ADDITIONAL EXTENSION OF CREDIT IN THE AMOUNT OF $310,000,000.00 TO BE SECURED BY THE INSTRUMENT RECORDED AT BOOK 14803, PAGE 4320 OF THE RECORDS OF COBB COUNTY, GEORGIA, AS MODIFIED HEREBY. THE INTANGIBLES RECORDING TAX DUE AND PAYABLE IN CONNECTION WITH THIS INSTRUMENT IS THE MAXIMUM AMOUNT PAYABLE OF $25,000.00.

RECITALS

A.	Lenders (as defined in the Loan Agreement referenced below) previously made a loan to Grantor, KBSII Crescent VIII, LLC, a Delaware limited liability company, KBSII Plano Business Park, LLC, a Delaware limited liability company, KBSII 2500 Regent Boulevard, LLC, a Delaware limited liability company, and KBSII Horizon Tech Center, LLC, a Delaware limited liability company (collectively, the “Original Borrowers”) in the original principal amount of Fifty Million Dollars ($50,000,000) (the “Original Horizon Loan”).

B.	The Original Horizon Loan is evidenced by (i) a Secured Promissory Note, dated September 30, 2010, executed by Borrowers for the benefit of Wells Fargo Bank, National Association (the “Original Note”), (ii) a Loan Agreement, dated September 30, 2010, executed by Borrowers, Grantee and the Lenders signatory thereto (the “Original Loan Agreement”) and (iii) each of the other Loan Documents (as such term is defined in the Loan Agreement), and secured by, among other things, a Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement, dated September 30, 2010, executed by Grantor for the benefit of Grantee, and recorded October 11, 2010, in Deed Book 14803, Page 4320, in the Deed Book of Cobb County, Georgia (the “Security Deed”).

C.	Original Borrowers, certain additional borrowers (“New Borrowers”, and together with the Original Borrowers, the “Borrowers”), each of which is an affiliate of the Original Borrowers, Grantee and Lenders have now entered into an Amended and Restated and Consolidated Loan Agreement, dated January 27, 2011 (as the same may be amended, restated or replaced from time to time, the “Amended Loan Agreement”), whereby (i) the principal amounts of the Original Horizon Loan and the Original National City Loan (as defined in the Amended Loan Agreement) have been consolidated and increased to an aggregate principal amount of $360,000,000, which amount may, subject to the terms and conditions of the Loan Agreement increase to a maximum principal amount of $372,000,000 (the “Loan”); and (ii) certain additional collateral has been provided for the Loan.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Grantor and Grantee hereby agree as follows:

AGREEMENT

1.	Amendment to Section 2.1. Section 2.1 of the Security Deed is hereby deleted and replaced, in its entirety, with the following:

“2.1	OBLIGATIONS SECURED. Grantor makes this Security Deed for the purpose of securing the following obligations (“Secured Obligations”):

(a)	Payment to Lenders (as defined in the Loan Agreement (as defined below)) of all sums at any time owing under one or more secured promissory notes (initially dated January 27, 2011 and maturing on January 27, 2016 (subject to extension in accordance with the Loan Agreement referenced below)) made in the aggregate principal amount of Three Hundred and Sixty Million Dollars ($360,000,000) (the “Loan”) executed by Grantor and certain other parties, as borrowers (“Borrowers”), from time to time in connection with the Loan Agreement, and payable to the order of one or more Lenders, including, without limitation (i) any replacement Note executed pursuant to Section 2.15 of the Loan Agreement in connection with an increase of the Loan to a maximum principal amount of Three Hundred and Seventy-Two Million Dollars ($372,000,000) and (ii) any replacement Note executed pursuant to Section 3.4 of the Loan Agreement in connection with the joinder of additional Borrowers to the Loan Agreement (collectively, as the same may be amended, restated or replaced from time to time, the “Note”); and

(b)	Payment and performance of all covenants and obligations of Grantor under this Security Deed; and

(c)	Payment and performance of all covenants and obligations on the part of Borrowers under that certain Amended and Restated and Consolidated Loan Agreement (as the same may be amended, restated or replaced from time to time, “Loan Agreement”), dated January 27, 2011, by and among Borrowers, Grantee, and Lenders, the Hazardous Materials Indemnity Agreement (as defined in the Loan Agreement), and all other “Loan Documents” as defined in the Loan Agreement; and

(d)	Payment and performance of all covenants and obligations, if any, of any rider attached as an Exhibit to this Security Deed; and

(e)	Payment and performance of all future advances and other obligations that the then record owner of all or part of the Subject Property may agree to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Grantee, when such future advance or obligation is evidenced by a writing which recites that it is secured by this Security Deed; and

(f)	Payment and performance of all covenants and obligations of Borrowers (or any of them) under (i) the Existing Swap and (ii) any other Swap Agreement, which agreement is evidenced by a writing that recites it is secured by this Security Deed; and

(g)	All modifications, extensions and renewals of any of the obligations secured hereby, however evidenced, including, without limitation: (i) modifications of the required principal payment dates or interest payment dates or both, as the case may be, deferring or accelerating payment dates wholly or partly; or (ii) modifications, extensions or renewals at a different rate of interest whether or not in the case of a note, the modification, extension or renewal is evidenced by a new or additional promissory note or notes.”

2.	Amendment to Section 4.1. Section 4.1 of the Security Deed is hereby deleted and replaced, in its entirety, with the following:

4.1	SECURITY INTEREST. Grantor hereby grants and assigns to Grantee as of the date hereof a security interest, to secure payment and performance of all of the Secured Obligations, in all of the following described personal property in which Grantor now or at any time hereafter has any interest (collectively, the “Collateral”):

All goods, building and other materials, supplies, work in process, equipment, machinery, fixtures, furniture, furnishings, signs and other personal property and embedded software included therein, wherever situated, which are or are to be incorporated into, used in connection with, or appropriated for use on (i) the real property described on Exhibit A attached hereto and incorporated by reference herein (to the extent the same are not effectively made a part of the real property pursuant to Section 1.1 above) or (ii) the Improvements (which real property and Improvements are collectively referred to herein as the Subject Property); together with all rents (to the extent, if any, they are not subject to Article 3); all inventory, accounts, cash receipts, deposit accounts, accounts receivable, contract rights, licenses, agreements, (including, without limitation, all acquisition agreements with respect to the Subject Property); all of Grantor’s rights under any Swap Agreement, including, without limitation, the Existing Swap; all Contracts referenced in Section 5.18 below (including property management and leasing agreements), architects’ agreements, and/or construction agreements with respect to the completion of any improvements on the Subject Property), general intangibles, chattel paper (whether electronic or tangible), instruments, documents, promissory notes, drafts, letters of credit, letter of credit rights, supporting obligations, insurance policies, insurance and condemnation awards and proceeds, any other rights to the payment of money, trade names, trademarks and service marks arising from or related to the ownership, management, leasing or operation of the Subject Property or any business now or hereafter conducted thereon by Grantor; all permits, consents, approvals, licenses, authorizations and other rights granted by, given by or obtained from, any governmental entity with respect to the Subject Property; all deposits or other security now or hereafter made with or given to utility companies by Grantor with respect to the Subject Property; all advance payments of insurance premiums made by Grantor with respect to the Subject Property; all plans, drawings and specifications relating to the Subject Property; all loan funds held by Grantee, whether or not disbursed; all funds deposited with Grantee pursuant to any loan agreement; all reserves, deferred payments, deposits, accounts, refunds, cost savings and payments of any kind related to the Subject Property or any portion thereof; together with all replacements and proceeds of, and additions and accessions to, any of the foregoing; together with all books, records and files to the extent relating to any of the foregoing.

3.	Amendment to Section 5.15. The following is hereby added as a new sentence at the end of Section 5.15:

“Notwithstanding anything contained herein to the contrary, subject to the provisions of Section 2.10 of the Loan Agreement, this Security Deed shall be cancelled and surrendered notwithstanding the fact that all of the Secured Obligations have not been satisfied.”

4.	Amendment to Section 7.11. Grantor’s address in Section 7.11 of the Security Deed is hereby deleted and replaced, in its entirety, with the following:

“KBSII HARTMAN BUSINESS CENTER, LLC

c/o KBS Capital Advisors LLC

3348 Peachtree Road, NE., Suite 1030

Atlanta, GA 30326

Attn: Allen Aldridge, Sr. Vice President

Telephone: (678) 784-0585

Telecopier: (770) 952-4611”

5.	Incorporation. This Modification is made upon all of the terms, covenants and agreements of the Security Deed, which are incorporated herein by reference, and the provisions contained herein shall have the same effect as if such provisions were originally included in the Security Deed. Except as supplemented and amended hereby or by instruments previously executed, all of the terms, covenants and agreements of the Security Deed remain unchanged, and as supplemented and amended they continue in full force and effect.

6.	Ratification and Reconfirmation. Grantor and Grantee agree that except as specifically modified herein, all the terms, provisions, representations and warranties of the Security Deed are hereby ratified and reaffirmed by Grantor and Grantor specifically acknowledges the validity and enforceability thereof. Grantor and Grantee hereby agree that the Security Deed as modified by this Modification is in full force and effect and nothing herein contained shall be construed as modifying in any manner except as specifically modified hereby.

7.	Counterparts. This Modification may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, Grantee and Grantor have executed this Modification as of the day and year set forth above.

“GRANTEE”

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as administrative agent

By:	/s/ Bryan Stevens
Name:	Bryan Stevens
Its:	Senior Vice President

Signed, sealed, and delivered in the presence of:

Witness

Notary Public

[NOTARIAL SEAL]

Commission Expiration Date:

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Signature Page – Modification of Security Deed

“GRANTOR/BORROWER”

KBSII HARTMAN BUSINESS CENTER, LLC,
a Delaware limited liability company

By:	KBSII REIT ACQUISITION IX, LLC,
a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation, general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

Signed, sealed, and delivered in the presence of:

Witness

Notary Public

[NOTARIAL SEAL]

Commission Expiration Date:

(ALL SIGNATURES MUST BE ACKNOWLEDGED)

Signature Page – Modification of Security Deed

STATE OF CALIFORNIA

COUNTY OF Orange SS.

On January 18, 2011 before me, Stacy R. Novack, Notary Public, personally appeared Bryan Stevens, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

Signature /s/ Stacy R. Novack

My commission expires 1/6/2013.

STATE OF CALIFORNIA

COUNTY OF Orange SS.

On January 18, 2011 before me, K. Godin, Notary Public, personally appeared Charles J. Schreiber, Jr., who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

Signature /s/ K. Godin

My commission expires June 5, 2013.